Exhibit 10.15
SECOND AMENDMENT
TO
US$750,000,000 REVOLVING CREDIT AGREEMENT
Effective as of December 14, 2007
among
ANADARKO PETROLEUM CORPORATION,
As a US Borrower and Guarantor,
WESTERN GAS PARTNERS, LP,
As an Additional US Borrower
ABN AMRO BANK N.V.,
and
DEUTSCHE BANK AG NEW YORK BRANCH,
As Co-Syndication Agents,
BMO CAPITAL MARKETS FINANCING, INC.,
formerly Harris Nesbitt Financing, Inc.,
and
CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
formerly known as Credit Suisse First Boston,
acting through its Cayman Island Branch,
As Co-Document Agents,
and
THE LENDERS SIGNATORY HERETO
ARRANGED BY J.P. MORGAN SECURITIES INC.,
Sole Lead Arranger

SECOND AMENDMENT TO
US$750,000,000 REVOLVING CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO US$750,000,000 REVOLVING CREDIT AGREEMENT (this “Second Amendment”) dated as of December 14, 2007, is among ANADARKO PETROLEUM CORPORATION, a corporation organized under the laws of the State of Delaware (“Anadarko”), in its capacity as a US Borrower and in its capacity as the Guarantor (as amended hereby), WESTERN GAS PARTNERS LP, a limited partnership governed by the laws of the State of Delaware (the “Additional US Borrower”, and, together with Anadarko, collectively or individually, as appropriate, the “US Borrowers” or “Borrowers”), JPMORGAN CHASE BANK, N.A., individually and as US administrative agent (herein, together with its successors in such capacity, the “US Administrative Agent”), ABN AMRO BANK N.V. and DEUTSCHE BANK AG NEW YORK BRANCH, as co-syndication agents (herein, the “Syndication Agents”), BMO CAPITAL MARKETS FINANCING, INC., formerly known as Harris Nesbitt Financing, Inc., and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, formerly known as Credit Suisse First Boston, acting through its Cayman Island Branch, as co-document agents (herein, the “Document Agents”), and each of the Lenders that is a signatory or which becomes a signatory to the hereinafter defined Credit Agreement (individually, together with its successors and assigns, a “Lender” and collectively, the “Lenders”).
RECITALS
     A. The Borrowers, the Guarantor, the US Administrative Agent, and the Lenders are parties to that certain US$750,000,000 Revolving Credit Agreement dated as of September 1, 2004 (as amended by a First Amendment thereto dated August 1, 2006 and as further amended or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of Anadarko, as the sole US Borrower. Terms defined in the Credit Agreement, and not otherwise defined herein, are used herein with their meanings so defined.
     B. The Canadian Tranche was eliminated by the First Amendment to the Credit Agreement and all references thereto in the Credit Agreement (including the Guaranty thereof in Article X of the Credit Agreement) are no longer effective.
     C. The US Tranche Commitment was increased by $100,000,000 effective January 16, 2007, so that, after giving effect to such increase, the US Tranche Commitment is currently $750,000,000.
     D. The Borrowers, the Guarantor, the US Administrative Agent, and the Lenders agree that the Additional US Borrower will be added as a US Borrower upon the “Effective Date” of this Second Amendment and that Anadarko shall be a guarantor of the Guaranteed Obligations of the Additional US Borrower as provided herein.
     E. The parties hereto desire to further amend the Credit Agreement on the terms and subject to the conditions set forth herein.

     F. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments to Section 1.01.
          (a) The definition of “Agreement” is hereby amended to read in its entirety as follows:
          “Agreement” — this Revolving Credit Agreement, as amended by the First Amendment and the Second Amendment, and as the same may be further amended, modified, supplemented or restated from time to time in accordance with the terms hereof.
          (b) The definition of “Applicable Borrower” is hereby amended to read in its entirety as follows:
          “Applicable Borrower” — (a) with respect to a Loan or Borrowing made or a Letter of Credit issued under the US Tranche, the US Borrower (Anadarko or the Additional US Borrower, as the case may be, in respect of Loans or Borrowings made to, or Letters of Credit issued for the benefit of, such Person), and (b) with respect to a Loan or Borrowing made or a Letter of Credit or Bankers’ Acceptance issued under the Canadian Tranche, the Canadian Borrower.
          (c) The definition of “Guarantor” is hereby amended to read in its entirety as follows:
          “Guarantor” — Anadarko in its capacity as guarantor of the Additional US Borrower.
          (d) The definition of “US Borrower” is hereby amended to read in its entirety as follows:
          “US Borrower” — Anadarko and Additional US Borrower, either of such Persons or both such Persons, as appropriate.
          (e) The definition of “U.S. Tranche Commitment” is hereby amended to read in its entirety as follows:
          “US Tranche Commitment” — with respect to each US Tranche Lender, the commitment of such US Tranche Lender to make US Tranche Revolving Loans pursuant to Section 2.01(a)(i) and to acquire participations in Letters of Credit pursuant to Section 2.05, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s US Tranche Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06, (b) reduced or increased from time to time (i) pursuant to Section 2.09 and (ii) pursuant to assignments by or to such Lender pursuant to Section 9.04, (c) with respect to a Dual Lender, reallocated from time to time pursuant to Section 2.09, (d) reduced or terminated pursuant to Section 9.13, or (e) terminated pursuant to ARTICLE VII; provided that such reductions or increases will not result in the aggregate amount of the US Tranche Commitments at any time exceeding an amount equal to the then aggregate amount of the total Commitments; and, provided, further, that US Tranche Revolving Loans made to the Additional US Borrower pursuant to Section 2.01(a)(i) and Letters of Credit issued for the benefit of the Additional U.S. Borrower pursuant to Section 2.05 shall never exceed, in the aggregate, US $100,000,000 and, subject to any reduction in availability due to the making of such US Tranche Revolving Loans and the issuance of such Letters of Credit and the other terms of this Agreement, the entire US Tranche Commitment shall be available to Anadarko. The initial amount of each US Tranche Lender’s US Tranche Commitment is set forth on Part One of Annex I, or in the Assignment and Assumption pursuant to which such US Tranche Lender shall have assumed its US Tranche Commitment, as applicable. The aggregate amount of the US Tranche Commitments as of the effective date of the Second Amendment is US$750,000,000.
          (f) The following definitions are hereby added to Section 1.01, where alphabetically appropriate, to read as follows:
          “Anadarko” — Anadarko Petroleum Corporation, a corporation organized under the laws of the State of Delaware.
          “Additional US Borrower” — Western Gas Partners, L.P., a limited partnership organized under the laws of the State of Delaware.
          “Additional US Borrower GP” — Western Gas Holdings, LLC, a Delaware limited liability company.
          “Second Amendment” - the Second Amendment to US$750,000,000 Revolving Credit Agreement dated effective as of December 14, 2007, among the Borrowers, the Administrative Agent, the Lenders and the Issuing Banks.
     2. Amendment to Section 4.02(b). Paragraph (b) of Section 4.02 of the Credit Agreement is hereby amended to read in its entirety as follows:
          “(b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the US Borrower or the Additional US Borrower that, if adversely determined, could reasonably be expected to result in a Material Adverse Change; and”
     3. Amendment to Section 9.14 added by First Amendment. Section 9.14 of the Credit Agreement, as added by the First Amendment thereto, is renumbered to be Section 9.15 and is amended by inserting the following immediately after “and the US Borrower shall no longer serve as Guarantor” and immediately before the period at the end of such section: “of the obligations of the Canadian Borrower (but shall be a guarantor of the obligations of the Additional US Borrower as provided in Article X)”.
     4. Amendment to ARTICLE X Guaranty. ARTICLE X of the Credit Agreement is hereby amended to read in its entirety as follows:

     Section 10.01 The Guaranty.
          (a) The Guarantor irrevocably and unconditionally guarantees to each US Tranche Lender and the Administrative Agents and their respective successors and permitted assigns, (i) the full and punctual payment of principal of and interest on, fees and each other amount due in respect of each US Tranche Revolving Loan and all US LC Exposure made to or for the benefit of the Additional US Borrower when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Additional US Borrower under this Agreement and (ii) the full and punctual performance within applicable grace periods of all other obligations of the Additional US Borrower under this Agreement (collectively, the “Guaranteed Obligations”).
          (b) The Guarantor further agrees that this Guaranty constitutes an absolute, irrevocable, complete and continuing guarantee of payment, performance and compliance and not merely of collection.
          (c) The obligations of the Guarantor to make any payment under this Guaranty may be satisfied by the Guarantor causing the Additional US Borrower to make such payment.
          (d) The Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys’ fees incurred by the US Administrative Agent or any US Tranche Lender in enforcing any of their respective rights under this Guaranty, laws or otherwise) of each Agent or any US Tranche Lender in connection with the enforcement or protection of its rights in connection with this Agreement against the Guarantor or the Additional US Borrower.
          (e) The Guarantor waives presentment to, demand of payment from and protest to the Additional US Borrower of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. The obligations of the Guarantor hereunder shall not be affected by the failure of either Administrative Agent or any US Tranche Lender to assert any claim or demand or to enforce or exercise any right or remedy against the Additional US Borrower or any other Person under the provisions of this Agreement, any other Loan Document or otherwise.
          (f) To the fullest extent permitted by applicable law, the obligations of the Guarantor hereunder are absolute and unconditional and shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of all the Guaranteed Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense (other than a defense of payment or performance), set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or any Note, Letter of Credit, other Loan Document or otherwise.
          (g) The Guarantor waives any defense based on or arising out of any defense of the Additional US Borrower or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Additional US Borrower, other than the final payment in full in cash of all the Guaranteed Obligations.

          (h) To the fullest extent permitted by applicable law, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Guaranteed Obligations is rescinded or must otherwise be returned by any of the US Tranche Lenders upon the insolvency, bankruptcy or reorganization or the Additional US Borrower or otherwise, all as though such payment had not been made.
     Section 10.02 Subrogation. The Guarantor shall be subrogated to any of the rights (whether contractual, under applicable laws or otherwise) of the US Administrative Agent or any US Tranche Lender against the US Borrower or any other Person or against any US Tranche Lender for the payments in respect of any amounts to any US Tranche Lender pursuant to the provisions of this Guaranty; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until all other Guaranteed Obligations shall have been paid in full and the US Tranche Commitments terminated.
     5. Amendment to “Change of Control” Definition. Upon the Effective Date, the definition of “Change of Control” shall be amended to add a new subclause (c) to that definition to read in its entirety as follows:
     “or (c) Anadarko shall cease to own, directly or indirectly, 51% of the voting ownership interest of the Additional US Borrower GP.”
     6. Conditions Precedent. This Second Amendment shall become effective (the “Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):
          (a) The US Administrative Agent shall have received from the Majority Lenders, each Issuing Bank and the Borrowers, counterparts (in such number as may be requested by the US Administrative Agent) of this Second Amendment executed on behalf of such Persons (or, in the case of any such Person as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such Person of the execution of a counterpart hereof by such Person).
          (b) Both before and after giving effect to the terms of this Second Amendment (i) the representations and warranties contained in ARTICLE III of the Credit Agreement are true and accurate on and as of the date hereof as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date), and (ii) no Default has occurred which is continuing. By executing and delivering this Second Amendment, the Borrowers hereby represent and warrant to the Administrative Agents, the Lenders and each Issuing Bank that the conditions precedent set forth in the clauses (i) and (ii) of this paragraph (b) have been satisfied.
          (c) The US Administrative Agent shall have received such other documents as the US Administrative Agent or special counsel to the US Administrative Agent may reasonably request.

     7. Miscellaneous.
          (a) The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.
          (b) This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
          (c) This Second Amendment, the Credit Agreement, as amended hereby, and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
          (d) THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          (e) This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS THEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

US BORROWERS:	ANADARKO PETROLEUM CORPORATION, as a US Borrower
	By:	/s/ Robert G. Gwin
		Name:	Robert G. Gwin
		Title:	Vice President, Finance and Treasurer

WESTERN GAS PARTNERS, LP, as a US Borrower By: WESTERN GAS HOLDINGS, LLC, its General Partner
	By:	/s/ Robert G. Gwin
		Name:	Robert G. Gwin
		Title:	President and Chief Executive Officer

GUARANTOR:	ANADARKO PETROLEUM CORPORATION, as Guarantor
	By:	/s/ Robert G. Gwin
		Name:	Robert G. Gwin
		Title:	Vice President, Finance and Treasurer

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

AGENTS:	JPMORGAN CHASE BANK, N.A., as US Administrative Agent
	By:	/s/ Robert W. Traband
		Name:	Robert W. Traband
		Title:	Executive Director

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

ABN AMRO BANK N.V., as a Syndication Agent
By:	/s/ R. Scott Donaldson
	Name:	R. Scott Donaldson
	Title:	Director

By:	/s/ M. Aamir Khan
	Name:	M. Aamir Khan
	Title:	Vice President

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Syndication Agent
By:	/s/ Marcus Tarkington
	Name:	Marcus Tarkington
	Title:	Director

By:	/s/ Rainer Meier
	Name:	Rainer Meier
	Title:	Vice President

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

BMO CAPITAL MARKETS FINANCING, INC. (formerly Harris Nesbitt Financing, Inc.), as a Document Agent
By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Director

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, formerly known as Credit Suisse First Boston, acting through its Cayman Island Branch, as a Document Agent
By:	/s/ Alain Daoust
	Name:	Alain Daoust
	Title:	Director

By:	/s/ Denise Alvarez
	Name:	Denise Alvarez
	Title:	Associate

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

US TRANCHE LENDERS:	JPMORGAN CHASE BANK, N.A.
	By:	/s/ Robert W. Traband
		Name:	Robert W. Traband
		Title:	Executive Director

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, formerly known as Credit Suisse First Boston, acting through its Cayman Island Branch
By:	/s/ Alain Daoust
	Name:	Alain Daoust
	Title:	Director

By:	/s/ Denise Alvarez
	Name:	Denise Alvarez
	Title:	Associate

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

BMO CAPITAL MARKETS FINANCING, INC. (formerly Harris Nesbitt Financing, Inc.)
By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Director

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ Marcus Tarkington
	Name:	Marcus Tarkington
	Title:	Director

By:	/s/ Rainer Meier
	Name:	Rainer Meier
	Title:	Vice President

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

BANK OF AMERICA, N.A., individually and as Managing Agent
By:	/s/ Gabe Gomez
	Name:	Gabe Gomez
	Title:	Vice President

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

ABN AMRO BANK N.V.
By:	/s/ R. Scott Donaldson
	Name:	R. Scott Donaldson
	Title:	Director

By:	/s/ M. Aamir Khan
	Name:	M. Aamir Khan
	Title:	Vice President

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

THE BANK OF TOKYO — MITSUBISHI UFJ, LTD., individually and as Managing Agent
By:	/s/ Kelton Glasscock
	Name:	Kelton Glasscock
	Title:	Vice President & Manager

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

THE ROYAL BANK OF SCOTLAND plc, individually and as Managing Agent
By:	/s/ Scott L. Joyce
	Name:	Scott L. Joyce
	Title:	Senior Vice President

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

SUNTRUST BANK, individually and as Managing Agent
By:	/s/ Peter Panos
	Name:	Peter Panos
	Title:	Vice President

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Managing Agent
By:	/s/ Paul Pritchett
	Name:	Paul Pritchett
	Title:	Vice President

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

THE BANK OF NEW YORK, individually and as Managing Agent
By:	/s/ Hussam S. Alsahlani
	Name:	Hussam S. Alsahlani
	Title:	Vice President

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

BNP PARIBAS, individually and as Managing Agent
By:	/s/ Gabe Elisor
	Name:	Gabe Elisor
	Title:	Director

By:	/s/ Polly Schott
	Name:	Polly Schott
	Title:	Vice President

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

CITIBANK, N.A.
By:	/s/ Ashish Sethi
	Name:	Ashish Sethi
	Title:	Attorney-in-Fact

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

DnB NOR BANK ASA
By:	/s/ Sanjiv Nayar
	Name:	Sanjiv Nayar
	Title:	Senior Vice President

By:	/s/ Thomas Tangen
	Name:	Thomas Tangen
	Title:	Vice President

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

MELLON BANK, N.A.
By:	/s/ Hussam S. Alsahlani
	Name:	Hussam S. Alsahlani
	Title:	Corporate Lender

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

MERRILL LYNCH BANK USA
By:	/s/ Louis Alder
	Name:	Louis Alder
	Title:	Director

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

ROYAL BANK OF CANADA
By:	/s/ Don J. McKinnerney
	Name:	Don. J. McKinnerney
	Title:	Authorized Signatory

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

AMEGY BANK NATIONAL ASSOCIATION
By:	/s/ Mark A Serice
	Name:	Mark A. Serice
	Title:	Vice President

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

UBS LOAN FINANCE LLC, individually and as Managing Agent
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]

WILLIAM STREET COMMITMENT CORP (Recourse only to assets of William Street Commitment Corp)
By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Assistant Vice President

[Signature Page — Second Amendment to
US$750,000,000 Credit Agreement]